Exhibit 99.2
Q3 2016 Performance Summary
NOVEMBER 2016

Cautionary Statement Regarding Forward Looking Statements
This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements may include, but are not limited to, statements concerning our financial outlook and guidance, including our 2016 forecasted revenues, Adjusted EBITDA and other consolidated and segment financial performance guidance, our real estate monetization strategy, our cost savings initiatives, exploration of strategic and financial alternatives and other corporate initiatives, the conditions in our industry, our operations, our economic performance and financial condition, including, in particular, statements relating to our business and growth strategy and product development efforts. Important factors that could cause actual results, developments and business decisions to differ materially from these forward-looking statements are uncertainties discussed below and in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2016. “Forward-looking statements” include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “might,” “will,” “could” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “seek,” “designed,” “assume,” “implied,” “believe” and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.
The following list represents some, but not necessarily all, of the factors that could cause actual results to differ from projected or historical results or those anticipated or predicted by these forward-looking statements: changes in advertising demand and audience shares; competition and other economic conditions including incremental fragmentation of the media landscape and competition from other media alternatives; changes in the overall market for broadcast and cable television advertising, including through regulatory and judicial rulings; our ability to protect our intellectual property and other proprietary rights; availability and cost of quality network, syndicated and sports programming affecting our television ratings; the loss, cost and / or modification of our network affiliation agreements; our ability to renegotiate retransmission consent agreements with multichannel video programming distributors; our ability to expand our Digital and Data business operations internationally; our ability to realize the full value, or successfully complete the planned divestitures of our real estate assets; the incurrence of additional tax-related liabilities related to historical income tax returns; our ability to expand our operations internationally; the timing and administration by the FCC of a potential auction of spectrum and our ability to monetize our spectrum through sales channel sharing arrangements or relocations; the incurrence of costs to address contamination issues at sites owned, operated or used by our businesses; adverse results from litigation, governmental investigations or tax-related proceedings or audits; our ability to settle unresolved claims filed in connection with our and certain of our direct and indirect wholly-owned subsidiaries’ Chapter 11 cases and resolve the appeals seeking to overturn the bankruptcy court order confirming the First Amended Joint Plan of Reorganization for Tribune Company and its Subsidiaries; our ability to satisfy pension and other postretirement employee benefit obligations; our ability to attract and retain employees; the effect of labor strikes, lock-outs and labor negotiations; our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures; our ability to successfully execute our business strategy, including our exploration of strategic and financial alternatives to enhance shareholder value; the financial performance of our equity method investments; the impairment of our existing goodwill and other intangible assets; compliance with government regulations applicable to the television and radio broadcasting industry; changes in accounting standards; the payment of cash dividends on our common stock; impact of increases in interest rates on our variable rate indebtedness or refinancings thereof; impact of foreign currency exchange rate changes; our indebtedness and ability to comply with covenants applicable to our debt financing and other contractual commitments; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms and other events beyond our control that may result in unexpected adverse operating results. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Any forward-looking information presented herein is made only as of the date of this press release and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Non-GAAP Financial Measures
This presentation includes a discussion of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS for the Company and Adjusted EBITDA and Adjusted EBITDA Margin for our operating segments (Television and Entertainment, Digital and Data, and Corporate and Other) and presents Broadcast Cash Flow for our Television and Entertainment segment. Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Broadcast Cash Flow are financial measures that are not recognized under accounting principles generally accepted in the U.S. (“GAAP”). With respect to our expectations under “Financial Guidance” above, no reconciliation of the forecasted range for Adjusted EBITDA on a consolidated or segment basis for fiscal 2016 is included in this release because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliation of guidance for Consolidated Adjusted EBITDA or Adjusted EBITDA on a segment basis to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures such as the measures and effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price and other non-recurring or unusual items such as impairment charges, transaction-related costs and gains or losses on sales of assets. We expect the variability of the above items to have a significant, and potentially unpredictable, impact on our future GAAP financial results. Adjusted EPS is calculated based on net income (loss) before investment transactions, loss on extinguishment of debt, certain special items (including severance), certain income tax charges, non-operating items, gain (loss) on sales of real estate, impairments and other non-cash charges and reorganization items per common share. Adjusted EBITDA for the Company is defined as net income (loss) before income taxes, investment transactions, loss on extinguishment of debt, interest and dividend income, interest expense, pension expense (credit), equity income and losses, depreciation and amortization, stock-based compensation, certain special items (including severance), non-operating items, gain (loss) on sales of real estate, goodwill and other intangible asset and program impairments and other non-cash charges and reorganization items. Adjusted EBITDA for the Company’s operating segments is calculated as segment operating profit plus depreciation, amortization, pension expense (credit), stock-based compensation, goodwill and other intangible asset and program impairments and other non-cash charges, gain (loss) on sales of real estate and certain special items (including severance). Broadcast Cash Flow for the Television and Entertainment segment is calculated as Television and Entertainment Adjusted EBITDA plus broadcast rights amortization expense less broadcast rights cash payments. Adjusted EBITDA Margin for the Company and its operating segments is calculated as Adjusted EBITDA divided by revenue, on a consolidated or segment basis, as the case may be. We believe that Adjusted EBITDA, Adjusted EBITDA Margin and Broadcast Cash Flow are measures commonly used by investors to evaluate our performance with that of our competitors. We also present Adjusted EBITDA because we believe investors, analysts and rating agencies consider it useful in measuring our ability to meet our debt service obligations. We further believe that the disclosure of Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Broadcast Cash Flow is useful to investors as these non-GAAP measures are used, among other measures, by our management to evaluate our performance. By disclosing Adjusted EPS, Adjusted EBITDA and Broadcast Cash Flow, we believe that we create for investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates our company. Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Broadcast Cash Flow are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Broadcast Cash Flow should not be considered as an alternative to net income, operating profit, revenues, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. The tables at the end of this press release include reconciliations of consolidated Adjusted EPS and Adjusted EBITDA and segment Adjusted EBITDA and Broadcast Cash Flow to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Tribune Media
A diverse combination of media assets that meaningfully touch millions of people every day, including compelling content in news and entertainment, significant broadcast distribution, an emerging cable network, and a cutting-edge digital and data business.

•	Broadcast: 42 owned or operated broadcast television stations in major markets across the country.

•	WGN America: A national, general entertainment cable network airing high quality original content whose reach is approaching 80 million homes.
•	Digital and Data: Growing global metadata business, powering some of the biggest media brands in the world.

•	Real Estate and Investments: 66 real estate properties and equity investments in a variety of media, online and other properties.

Q3 and Q3 YTD 2016 Highlights
As compared to the three and nine months ended September 30, 2015

Q3 2016	Q3 YTD 2016
• Consolidated operating revenues increased 6% to	• Consolidated operating revenues increased 7% to
$518.1 million.	$1,564.7 million.
• Net core advertising revenues decreased 6% to	• Net core advertising revenues of $882.4 million
$282.2 million.	decreased 2% year over year.
• Net political advertising revenues were $31.4 million.	• Net political advertising revenues were $60.0 million.
• Retransmission consent revenue increased 13% to	• Retransmission consent revenue increased 18% to
$78.7 million.	$245.5 million.
• Carriage fee revenue increased 48% to $29.0 million.	• Carriage fee revenue increased 44% to 90.4 million.
• Consolidated operating profit increased 473% to	• Consolidated operating profit increased 147% to $295.8
$222.4 million(1) .	million.
• Consolidated Adjusted EBITDA increased 16%	• Consolidated Adjusted EBITDA increased 9%

Company revising 2016 full year consolidated financial guidance
(1) Includes net pretax gains on the sale of real estate of $213 million and a program impairment charge of $37 million.

Consolidated Financial Results (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015	$%
Operating Revenues	$518,069	$488,594	29,475	6%	$1,564,697	$1,462,855	101,842	7%
Operating Expenses	295,649	449,786	(154,137)	(34)%	1,268,921	1,343,328	(74,407)	(6)%
Operating Profit (1)	222,420	38,808	183,612	*	295,776	119,527	176,249	*
Adjusted EBITDA (2)	$130,370	$112,142	18,228	16%	$363,712	$333,431	30,281	9%
Adjusted EBITDA Margin	25.2%	23.0%			23.2%	22.8%

*	Represents positive or negative change equal to, or in excess of 100%

(1) Includes net pre-tax gains on the sale of real estate of $213 million, a program impairment charge of $37 million and severance charges of $8 million for both the three and nine months ended September 30, 2016.

(2)	See slide 17 for reconciliation of Adjusted EBITDA to Net Income (Loss).

Television and Entertainment Segment
Operating Results (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Operating Revenues	$459,145	$429,700	29,445	7%	$1,380,991	$1,285,622	95,369	7%
Operating Expenses (1)	412,959	365,639	47,320	13%	1,192,472	1,095,125	97,347	9%
Operating Profit (1)	46,186	64,061	(17,875)	(28)%	188,519	190,497	(1,978)	(1)%
Adjusted EBITDA (2)	$146,752	$122,519	24,233	20%	$404,438	$361,768	42,670	12%
Adjusted EBITDA Margin	32.0%	28.5%			29.3%	28.1%

(1) Includes a program impairment charge of $37 million and severance charges of $7 million in 2016 for both the three and nine months ended September 30, 2016.
(2) See slide 18 for a reconciliation of Adjusted EBITDA to Operating Profit for the Television and Entertainment segment.

Television and Entertainment Segment
Revenues (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Advertising
Core (Local/National) (1)	$282,175	$300,247	(18,072)	(6)%	$882,369	$901,938	(19,569)	(2)%
Political	31,352	5,624	25,728	*	59,981	11,560	48,421	*
Digital	15,763	13,639	2,124	16%	44,459	40,271	4,188	10%
Total Advertising	$329,290	$319,510	9,780	3%	$986,809	$953,769	33,040	3%
Retransmission Consent Fees	78,731	69,925	8,806	13%	245,536	208,816	36,720	18%
Carriage fees	28,984	19,548	9,436	48%	90,394	62,668	27,726	44%
Barter/ trade	9,801	10,013	(212)	(2)%	29,107	28,800	307	1%
Copyright royalties	2,781	3,221	(440)	(14)%	5,124	11,318	(6,194)	(55)%
Other	9,558	7,483	2,075	28%	24,021	20,251	3,770	19%
Total operating revenues	$459,145	$429,700	29,445	7%	$1,380,991	$1,285,622	95,369	7%

*	Represents positive or negative change equal to, or in excess of 100%

(1) Core advertising revenues in the periods presented now include multicast advertising revenues, primarily from Antenna TV, which were previously shown as Other Advertising revenues. Core advertising revenue in Q3 2016 includes revenue from the 2016 Summer Olympics.

Television and Entertainment Segment
Adjusted EBITDA & Broadcast Cash Flow (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Operating Profit	$46,186	$64,061	(17,875)	(28)%	$188,519	$190,497	(1,978)	(1)%
Depreciation	11,267	12,194	(927)	(8)%	33,389	35,640	(2,251)	(6)%
Amortization	41,475	41,475	—	—%	124,426	124,460	(34)	—%
Stock-based compensation	3,702	3,319	383	12%	11,200	9,152	2,048	22%
Impairment of broadcast rights	36,782	—	36,782	*	36,782	—	36,782	*
Severance and related charges	6,844	1,470	5,374	*	6,865	2,006	4,859	*
Real estate impairments and other	496	—	496	*	3,257	13	3,244	*
Adjusted EBITDA (1)	$146,752	$122,519	24,233	20%	$404,438	$361,768	42,670	12%
Broadcast rights - Amortization	$97,160	$93,925	3,235	3%	$310,367	$276,846	33,521	12%
Broadcast rights - Cash Payments	(123,626)	(108,466)	(15,160)	14%	(364,449)	(310,243)	(54,206)	17%
Broadcast Cash Flow (1)	$120,286	$107,978	12,308	11%	$350,356	$328,371	21,985	7%

*	Represents positive or negative change equal to, or in excess of 100%

(1) See Slide 18 for a reconciliation of Adjusted EBITDA for the Television and Entertainment segment and Broadcast Cash Flow to the comparable GAAP measures.

Digital and Data Segment
Operating Results (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Operating Revenues	$49,064	$46,561	2,503	5%	$149,651	$140,388	9,263	7%
Operating Expenses	60,701	52,768	7,933	15%	174,498	147,011	27,487	19%
Operating Loss	(11,637)	(6,207)	(5,430)	87%	(24,847)	(6,623)	(18,224)	*
Adjusted EBITDA (1)	$2,890	$6,445	(3,555)	(55)%	$14,199	$25,566	(11,367)	(44)%
Adjusted EBITDA Margin	5.9%	13.8%			9.5%	18.2%

*	Represents positive or negative change equal to, or in excess of 100%

(1)	See Slide 19 for a reconciliation of Adjusted EBITDA to Operating Loss for the Digital and Data segment.

Digital and Data Segment
Revenues & Adjusted EBITDA (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Video and other	$33,952	$30,718	3,234	11%	$105,050	$86,269	18,781	22%
Music	15,112	15,843	(731)	(5)%	44,601	54,119	(9,518)	(18)%
Total Revenues	$49,064	$46,561	2,503	5%	$149,651	$140,388	9,263	7%
Operating Loss	$(11,637)	$(6,207)	(5,430)	87%	$(24,847)	$(6,623)	(18,224)	*
Depreciation	3,946	2,456	1,490	61%	9,897	6,882	3,015	44%
Amortization	7,921	8,305	(384)	(5)%	23,769	21,528	2,241	10%
Stock-based compensation	1,078	421	657	*	3,066	1,651	1,415	86%
Severance and related charges	476	759	(283)	(37)%	476	570	(94)	(16)%
Transaction-related costs	668	91	577	*	1,011	638	373	58%
Other	438	620	(182)	(29)%	827	920	(93)	(10)%
Adjusted EBITDA (1)	$2,890	$6,445	(3,555)	(55)%	$14,199	$25,566	(11,367)	(44)%

*	Represents positive or negative change equal to, or in excess of 100%

(1)	See Slide 19 for a reconciliation of Adjusted EBITDA to Operating Loss for the Digital and Data segment.

Corporate and Other
Revenues & Adjusted EBITDA (unaudited)
(USD thousands)

	Three Months Ended		Variance		Nine Months Ended		Variance
	September 30,	September 30,			September 30,	September 30,
	2016	2015		$%	2016	2015		$%
Operating Revenues	$9,860	$12,333	(2,473)	(20)%	$34,055	$36,845	(2,790)	(8)%
Operating Expenses	35,157	31,379	3,778	12%	114,670	101,095	13,575	*
(Gain) loss on sales of real estate, net	(213,168)	—	(213,168)	*	(212,719)	97	(212,816)	*
Operating Profit (Loss)	$187,871	$(19,046)	206,917	*	$132,104	$(64,347)	196,451	*
Depreciation	$3,497	$4,377	(880)	(20)%	$10,281	$11,525	(1,244)	(11)%
Stock-based compensation	4,825	3,593	1,232	34%	13,342	13,326	16	—%
Severance and related charges	408	373	35	9%	1,157	1,262	(105)	(8)%
Transaction-related costs	3,206	1,173	2,033	*	7,331	6,089	1,242	20%
(Gain) loss on sales of real estate, net	(213,168)	—	(213,168)	*	(212,719)	97	(212,816)	*
Real estate impairments and other	117	—	117	*	11,662	20	11,642	*
Pension credit	(6,028)	(7,292)	1,264	(17)%	(18,083)	(21,875)	3,792	(17)%
Adjusted EBITDA (1)	$(19,272)	$(16,822)	(2,450)	15%	$(54,925)	$(53,903)	(1,022)	2%

*	Represents positive or negative change equal to, or in excess of 100%

(1)	See Slide 20 for a reconciliation of Adjusted EBITDA for Corporate and Other to Operating Profit (Loss).

Real Estate
Premier Sale & Redevelopment Properties as of November 9, 2016

Property	Location	Sq.Ft	Acres	Redevelopment Status	Current Occupancy
Freedom Center North	Chicago, IL	117K	7.0	JV partner selected	Vacant
Freedom Center South	Chicago, IL	854K	30.4	Operating as an industrial site	tronc, Inc.
LA Times Square South	Los Angeles, CA	—	2.7	Operating as a parking structure and surface lot	3rd party parking operator; other
					3rd parties
Costa Mesa	Costa Mesa, CA	334K	25.1	JV partner selected	Other 3rd parties
Ft. Lauderdale - Las Olas	Ft. Lauderdale, FL	—	1.4	JV partner selected	3rd party parking operator
Way
Orlando Sentinel Site	Orlando, FL	365K	18.8	Sold on July 12, 2016 for net pretax proceeds of $34
				million
Tribune Tower	Chicago, IL	737K	3.2	Sold on September 26, 2016 for net pretax proceeds of
				$200 million
LA Times Square North	Los Angeles, CA	834K	3.7	Sold on September 26, 2016 for net pretax proceeds of
				$102 million
Olympic Plant	Los Angeles, CA	626K	24.6	Sold on September 27, 2016 for net pretax proceeds of
				$119 million

Debt and Cash (unaudited)
(USD thousands)

	September 30, 2016	December 31, 2015 (1)
Cash and cash equivalents	$643,698	$262,644
Debt:
Term Loan Facility, due 2020	$2,316,178	$2,328,092
5.875% Senior Notes due 2022	1,083,813	1,082,534
Dreamcatcher Credit Facility due 2018	15,768	18,725
Total Debt (2)	$3,415,759	$3,429,351

(1) December 31, 2015 balances have been reclassified to present debt issuance costs as a direct deduction from the carrying amount of an associated debt liability in accordance with ASU No. 2015-03, “Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs”. (2) Total debt is net of unamortized discounts and debt issuance costs of $49 million and $57 million as of September 30, 2016 and December 31, 2015, respectively.

2016 Guidance(1) (2)
The Company is revising FY 2016 guidance.

	2016 Guidance Range			Implied Y-o-Y Change
Consolidated Revenues	$2.147 billion to $2.179 billion			~7% to 8%
Consolidated Adjusted EBITDA (3)	$565 million to $585 million			~15% to 19%
TV&E Segment Revenues	$1.885 billion to		$1.905 billion	~8% to 9%
TV&E Segment Adjusted EBITDA (3)	$600	million to	$610 million	~17% to 19%
Digital & Data Segment Revenues	$225	million to	$235 million	~6% to 11%
Digital & Data Adjusted EBITDA (3)	$47	million to	$50 million	~(10)% to (4)%
Real Estate Revenues	$37	million to	$39 million	~(25%) to (21)%
Real Estate Expenses	Approx. $21 million			~(20%)
Corporate Expenses	$93	million to	$97 million	~(1)% to (4)%
Corporate and Other Adjusted EBITDA (3)	$(75)	million to	$(81) million	~(2)% to (11)%
Capital Expenditures	Approx. $107 million			n/a
Cash Taxes (4)	$103	million to	$113 million	n/a
Cash Interest	Approx. $160 million			n/a

(1)	Ranges may not foot due to rounding.

(2) The actual results for the full year may differ materially from the above guidance due to, among other factors, the strategic and financial alternatives discussed in our fourth quarter and full year 2015 earnings release, as updated by our third quarter 2016 earnings release. See “Cautionary Statement Regarding Forward Looking Statements” on Slide 2.
(3) No reconciliation of the forecasted range for Adjusted EBITDA on a consolidated or segment basis for fiscal 2016 is included above because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. See “Non-GAAP Financial Measures” on Slide 3.

(4)	Excludes payments for the Newsday resolution and transactions such as real estate sales.

Non-GAAP Reconciliations

Consolidated
Reconciliation of Net Income (Loss) to Adjusted EBITDA (unaudited)
(USD thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Revenues	$ 518,069	$488,594	$1,564,697	$1,462,855
Net Income (Loss)	$ 145,765	$27,858	$(4,705)	$61,010
Income tax expense	66,428	11,314	288,936	32,923
Reorganization items, net	434	(188)	1,234	1,432
Other non-operating gain, net	(57)	(2,306)	(478)	(2,517)
Gain on investment transaction	—	(3,250)	—	(12,070)
Loss on extinguishment of debt	—	—	—	37,040
Interest expense	42,121	42,529	126,004	122,115
Interest and dividend income	(534)	(162)	(920)	(572)
Income on equity investments, net	(31,737)	(36,987)	(114,295)	(119,834)
Operating Profit	$222,420	$38,808	$295,776	$119,527
Depreciation	18,710	19,027	53,567	54,047
Amortization	49,396	49,780	148,195	145,988
Stock-based compensation	9,605	7,333	27,608	24,129
Impairment of broadcast rights	36,782	—	36,782	—
Severance and related charges	7,728	2,602	8,498	3,838
Transaction-related costs	3,874	1,264	8,342	6,727
(Gain) loss on sales of real estate, net	(213,168)	—	(212,719)	97
Real estate impairments and other	1,051	620	15,746	953
Pension credit	(6,028)	(7,292)	(18,083)	(21,875)
Adjusted EBITDA	$130,370	$112,142	$363,712	$333,431

Television and Entertainment
Reconciliation of Operating Profit to Adjusted EBITDA and Broadcast Cash Flow (unaudited)
(USD thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Advertising	$329,290	$319,510	$986,809	$953,769
Retransmission Consent Fees	78,731	69,925	245,536	208,816
Carriage fees	28,984	19,548	90,394	62,668
Barter/ trade	9,801	10,013	29,107	28,800
Copyright royalties	2,781	3,221	5,124	11,318
Other	9,558	7,483	24,021	20,251
Total Revenues	$459,145	$429,700	$1,380,991	$1,285,622
Operating Profit	$46,186	$64,061	$188,519	$190,497
Depreciation	11,267	12,194	33,389	35,640
Amortization	41,475	41,475	124,426	124,460
Stock-based compensation	3,702	3,319	11,200	9,152
Impairment of broadcast rights	36,782	—	36,782	—
Severance and related charges	6,844	1,470	6,865	2,006
Real estate impairments and other	496	—	3,257	13
Adjusted EBITDA	$146,752	$122,519	$404,438	$361,768
Broadcast rights - Amortization	$97,160	$93,925	$310,367	$276,846
Broadcast rights - Cash Payments	(123,626)	(108,466)	(364,449)	(310,243)
Broadcast Cash Flow	$120,286	$107,978	$350,356	$328,371

Digital and Data
Reconciliation of Operating Loss to Adjusted EBITDA (unaudited)
(USD thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
2016		2015	2016	2015
Video and other	$33,952	$30,718	$105,050	$86,269
Music	15,112	15,843	44,601	54,119
Total Revenues	$49,064	$46,561	$149,651	$140,388
Operating Loss	$(11,637)	$(6,207)	$(24,847)	$(6,623)
Depreciation	3,946	2,456	9,897	6,882
Amortization	7,921	8,305	23,769	21,528
Stock-based compensation	1,078	421	3,066	1,651
Severance and related charges	476	759	476	570
Transaction-related costs	668	91	1,011	638
Other	438	620	827	920
Adjusted EBITDA	$2,890	$6,445	$14,199	$25,566

Corporate and Other
Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (unaudited)
(USD thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Total Revenues	$9,860	$12,333	$34,055	$36,845
Operating Profit (Loss)	$ 187,871	$(19,046)	$132,104	$(64,347)
Depreciation	3,497	4,377	10,281	11,525
Stock-based compensation	4,825	3,593	13,342	13,326
Severance and related charges	408	373	1,157	1,262
Transaction-related costs	3,206	1,173	7,331	6,089
(Gain) loss on sales of real estate, net	(213,168)	—	(212,719)	97
Real estate impairments and other	117	—	11,662	20
Pension credit	(6,028)	(7,292)	(18,083)	(21,875)
Adjusted EBITDA	$(19,272)	$(16,822)	$(54,925)	$(53,903)

Consolidated
Reconciliation of Diluted EPS to Adjusted EPS (unaudited)
(USD thousands, except per share amounts)

			Three Months Ended
		September 30, 2016			September 30, 2015
	Pre-Tax	After-Tax	Diluted EPS	Pre-Tax	After-Tax	Diluted EPS
Diluted EPS			$1.61			$0.29
Newsday income tax charges	$ —$	(2,871)	(0.03)	$—	$—	—
Reorganization items, net	434	434	0.00	(188)	(187)	(0.00)
Other non-operating gain	(57)	(34)	(0.00)	(2,306)	(1,408)	(0.01)
Gain on investment transaction	—	—	—	(3,250)	(1,957)	(0.02)
Impairment of broadcast rights	36,782	22,363	0.25	—	—	—
Severance and related charges	7,728	4,700	0.05	2,602	1,582	0.02
Transaction-related costs	3,874	2,486	0.03	1,264	553	0.01
Gain on sales of real estate, net	(213,168)	(129,606)	(1.43)	—	—	—
Real estate impairments and other	1,051	638	0.01	620	364	0.00
Adjusted EPS (1)			$0.48			$0.28

(1)	Adjusted EPS totals may not foot due to rounding.

Consolidated
Reconciliation of Diluted EPS to Adjusted EPS (unaudited)
(USD thousands, except per share amounts)

			Nine Months Ended
		September 30, 2016			September 30, 2015
	Pre-Tax	After-Tax	Diluted EPS	Pre-Tax	After-Tax	Diluted EPS
Diluted EPS			$(0.05)			$0.63
Newsday income tax charges	$—	$190,360	2.08	$—	$—	—
Reorganization items, net	1,234	1,234	0.01	1,432	1,346	0.01
Other non-operating gain	(478)	(290)	(0.00)	(2,517)	(1,535)	(0.02)
Gain on investment transactions	—	—	—	(12,070)	(7,343)	(0.08)
Impairment of broadcast rights	36,782	22,363	0.24	—	—	—
Loss on extinguishment of debt	—	—	—	37,040	22,520	0.23
Severance and related charges	8,498	5,167	0.06	3,838	2,333	0.02
Transaction-related costs	8,342	5,368	0.06	6,727	4,922	0.05
(Gain) loss on sales of real estate, net	(212,719)	(129,333)	(1.42)	97	58	0.00
Real estate impairments and other	15,746	9,582	0.10	953	579	0.01
Adjusted EPS (1)			$1.09			$0.87

(1) Adjusted EPS totals may not foot due to rounding.

Q3 2016 Performance Summary
NOVEMBER 2016